UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 27, 2020

SILK ROAD MEDICAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-38847	20-8777622
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
1213 Innsbruck Drive
Sunnyvale, California 94089
(Address of principal executive office) (Zip Code)
(408) 720-9002
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	SILK	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensation for Named Executive Officers.

On March 27, 2020, the Board of Directors (the “Board”) of Silk Road Medical, Inc. (the “Company”), upon recommendation of its Compensation Committee (the “Compensation Committee”), and in consultation with the Company’s independent compensation consultant, Compensia, Inc., approved compensation arrangements for the Company’s Chief Executive Officer (the “CEO”).

The Compensation Committee approved new base salary and bonus opportunity targets for fiscal year 2020 for our other named executive officers listed below. The table below sets forth the annual base salary that is effective as of July 1, 2020 and the annual target bonus that is effective as of January 1, 2020. The bonus amounts will be determined based upon achievement of a mix of Company and individual performance objectives pursuant to the Company’s Executive Incentive Compensation Plan, which was filed with the Securities and Exchange Commission as Exhibit 10.5 to the Company’s Registration Statement on Form S-1 on April 3, 2019.

Name	Title	Annual Base Salary for Fiscal Year 2020	Annual Target Bonus for Fiscal Year 2020
Erica J. Rogers	President, Chief Executive Officer and Director	$550,000	$412,500
Lucas W. Buchanan	Chief Financial Officer	$380,000	$190,000
Andrew S. Davis	Executive Vice President, Global Sales & Marketing	$440,000	$220,000

Resignation from and appointment to Board Committees.

On March 27, 2020, Ruoxi Chen resigned from the Audit Committee of the Board (the “Audit Committee”).

On March 27, 2020, Jack W. Lasersohn resigned from the Compensation Committee and was appointed by the Board to serve on the Audit Committee. Following the appointment, the Audit Committee consisted of Donald J. Zurbay (Chairperson), Jack W. Lasersohn and Elizabeth H. Weatherman.

On March 27, 2020, Tony M. Chou, M.D. was appointed by the Board to serve on the Compensation Committee and also appointed as the Chairperson of the Compensation Committee. Following the appointment, the Compensation Committee consisted of Tony M. Chou, M.D. (Chairperson), Ruoxi Chen and Robert E. Mittendorff, M.D.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SILK ROAD MEDICAL, INC.

Date: April 2, 2020	By:	/s/ Erica J. Rogers
Erica J. Rogers
Chief Executive Officer